UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  APRIL  22,  2005

                                 PIZZA INN, INC.
             (Exact name of registrant as specified in its charter)

          MISSOURI                    0-12919               47-0654575
   (State or other jurisdiction  (Commission File Number)   (IRS Employer
      of incorporation)                                 Identification No.)

                 3551 PLANO PARKWAY, THE COLONY, TEXAS     75056
          (Address of principal executive offices)          (Zip Code)

Registrant's  telephone  number,  including  area  code  (469)  384-5000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On April 22, 2005, Pizza Inn, Inc. entered into an Executive Compensation Agreement with Shawn M. Preator, the Company's Chief Financial Officer, and an Executive Compensation Agreement with Ward T. Olgreen, the Company's Senior Vice President of Franchise Operations and Concept Development. The April 22 Executive Compensation Agreements replace existing Executive Compensation Agreements entered into between the Company and Mr. Preator and the Company and Mr. Olgreen on December 16, 2002.

     Terms of the April 22 agreement with Mr. Preator include, among others, a term expiring on December 31, 2005; provisions for minimum annual salary, benefits, and bonuses of not less than $150,000; a $30,000 bonus; and severance payments based upon certain predetermined salary, benefit, and bonus amounts in connection with any termination of Mr. Preator's employment by the Company for any reason other than cause or any termination of his employment by Mr. Preator for any reason or no reason at all.

Terms of the April 22 agreement with Mr. Olgreen include, among others, a term expiring on December 31, 2005; provisions for minimum annual salary, benefits, and bonuses of not less than $168,000; a $33,600 bonus; and severance payments based upon certain predetermined salary, benefit, and bonus amounts in connection with any termination of Mr. Olgreen's employment by the Company for any reason other than cause or any termination of his employment by Mr. Olgreen for any reason or no reason at all.

The Executive Compensation Agreements entered into by the Company and Mr. Preator and the Company and Mr. Olgreen are furnished as Exhibit 10.1 and
Exhibit 10.2, respectively, to this report and incorporated herein by reference.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (C)     EXHIBITS.


                     EXHIBIT NO.     DESCRIPTION OF EXHIBIT
                     -----------     ----------------------
10.1     Executive  Compensation  Agreement entered into between the Company and
----
Shawn M. Preator dated April 22, 2005 (furnished herewith and incorporated herein by reference)

10.2     Executive  Compensation  Agreement entered into between the Company and
----
Ward T. Olgreen dated April 22, 2005 (furnished herewith and incorporated herein by reference)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Pizza  Inn,  Inc.

Date:  April  26,  2005        By:       /s/ Rod J. McDonald
                              Name :     Rod J. McDonald
                              Title:     Secretary